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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 2001

                               CVEO Corporation
                (Exact name of registrant specified in Charter)
         Delaware                       1-13430                 04-1419731
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      (State or other                 (Commission           (I.R.S. Employer
jurisdiction of incorporation)        File Number)         Identification No.)

   One Fordham Road, North Reading, MA                      01864
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(Address of principal executive offices)                   Zip Code

Registrant's telephone, including area code:   978.664.1100
                                              --------------

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        (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

1. Pursuant to Bankruptcy Rule 2015, on July 31, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending June 30, 2001 with the United States Bankruptcy Court for the District of Delaware.

   Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

   .  Consolidated Balance Sheet as of April 30, 2001.*
   .  Consolidated Balance Sheet as of May 31, 2001.*
   .  Consolidated Balance Sheet as of June 30, 2001.
   . Consolidated Income Statement for the month of April 2001 and year to date.*
   . Consolidated Income Statement for the month of May 2001 and year to date.* . Consolidated Income Statement for the month of June 2001 and year to date. . Schedule of Cash Receipts and Disbursements January 22, 2001 to June 30,
      2001.

   * Revised to include sale price adjustments in connection with the sale of assets to Footwear Acquisition LLC arising from post-closing audit of accounts receivable and inventory.

2. On August 8, 2001 the Company issued a press release, a copy of which is filed as Exhibit 99.2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

     99.1  Financial Information
     99.2  Press Release dated August 8, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on August 10, 2001.

                                       CVEO CORPORATION


                                       By: /s/ James E. Lawlor
                                           -------------------
                                           James E. Lawlor
                                           Senior Vice President and
                                           Chief Financial Officer



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                               INDEX TO EXHIBITS


Exhibit                                       Page
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99.1       Financial Information                4
99.2       Press Release dated August 8, 2001  12



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